Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

2024 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), 1122(d)(4)(ii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2024. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged a vendor to perform certain tax payment activities. Such vendor has provided a separate Regulation AB Item 1122 management assessment and attestation for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2024, with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), 1122(d)(4)(vi), 1122(d)(4)(xi), and 1122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2024. In making this assessment, management used the criteria set forth by the

© 2024 Wells Fargo & Company. All rights reserved. Additional legal content, if needed, is Wells Fargo Sans Condensed 8pt.

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2024, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2024, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2024, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2024.

February 25, 2025

___________________________

Brian Murdock

Managing Director,

CIB Business Management

Wells Fargo Bank, National Association

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other

Structures

20 Times Square 2018-20TS	(Pearlmark) Prep Investment	1 WILLIAM STREET CREDIT
	Advisors WH	INCOME
1155 AVE OF THE AMERICAS	1166 AVENUE OF AMERICAS	1211 Avenue of the Americas
SERVICING	2005-C6	2015-1211
1345 Avenue of the Americas	1345FB2005 (COMPANION)	2001-CMLB-1
Park Ave FB 2005-1
225 LIBERTY STREET TRUST	225 LIBERTY STREET	245 PARK AVE TRUST 2017
2016-225L	TRUST 2016-225L Companion	245P
245 PARK AVE TRUST 2017-	280 PARK AVENUE 2017-	299 PARK SERVICING
245P C	280P	AGREEMENT
3 WORLD TRADE CENTER	7 WORLD TRADE CENTER	7 WORLD TRADE CENTER
2014		2012-WTC COMPANION
733 THIRD SERVICING	7th Peak Capital I, LLC	A10 2013-1 BACK UP
AGREEMEMNT		SERVICER
A10 PAF 2015-1	ACAM 2019- FL1	ACAM 2019-FL1
COMPANION
ACM 2016-1	ACM TRAFFORD V LLC	ACORE ACP II REIT WF LLC
WAREHOUSE
ACORE CAPITAL	Acore Credit IV REIT (DB	ACORE Credit IV REIT (MS)
WAREHOUSE	Repo)	SPV LLC
ACORE Credit IV REIT (WF)	ACORE Credit IV REIT II SPV	ACORE Credit IV TRS, LLC
SPV LLC	LLC
Acore Credit Partners II Mortg	ACP II Co-Invest, LP	ACP II REIT GS, LLC
ACP II REIT JPM, LLC	ACP II REIT MS LLC	ACP II REIT UBS LLC

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

ACRE 2017-FL3	ACRE 2021-FL4	ACSS Real Estate Funding, LLC
AFHT 2019-FAIR	AG MIT CREL (ANGELO	AHPT 2017-ATRM
GORDON ENTITY) REPO
AHPT 2018-ATRM	AHPT 2024-ATRM	AHPT 2024-ATRM
COMPANION
AHT 2018-ASHF	AHT 2018-KEYS	ALEN 2021-ACEN
AMERICAN EQUITY	Annaly CRE LLC	AOA 2021-1177
INVESTMENT LIF
AOC II Co-Invest, LP	AOC II MORTGAGE, LLC	ARCE 2021-FL4
COMPANION
ARCHETYPE & BARCLAYS	AREF 2 WH BC LLC	AREF 2 WH WF LLC
REPO		(ARGENTIC)
AREIT 2018-CLO	AREIT 2018-CRE2	AREIT 2019-CRE3
COMPANION	COMPANION
AREIT 2019-CRE3	AREIT 2020-CRE4 CLO	AREIT 2020-CRE4
COMPANION		COMPANION
ARGENTIC REAL ESTATE	ARTEMIS REAL ESTATE	AVATAR WAREHOUSE
FINANCE 2	PARTNERS W
Aventura Mall Trust 2018-AVM	Aventura Mall Trust 2018-AVM	BACM 2016-UBS10
COMPANION
BACM 2017 BNK3	BACM 2017 BNK3	BA-FUNB 2001-3
COMPANION
BAHA 2024-MAR	BALDR SHERWOOD FUND	BAMLL 2013-WBRK
WH
BAMLL 2014-520M	BAMLL 2014-8SPR	BAMLL 2014-FL1
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

BAMLL 2015-200P	BAMLL 2015-ASTR	BAMLL 2015-HAUL
BAMLL 2016-ASHF	BAMLL 2016-ISQR	BAMLL 2016-SS1
BAMLL 2017-SCH	BAMLL 2017-SCH	BAMLL 2018-DSNY
COMPANION
BAMLL 2020-BOC	BAMLL 2020-BOC	BAMLL 2021-JACX
COMPANION
BAMLL 2024-8SPR	BANCORP 2016 CRE1	BANCORP 2017-CRE2
COMPANION
BANCORP 2017-CRE2	BANCORP 2018-CRE3	BANCORP 2018-CRE3
COMPANION		COMPANION
BANCORP 2018-CRE4	BANCORP 2018-CRE4	BANCORP BANK
	COMPANION	WAREHOUSE
BANK 2017-BNK4	BANK 2017-BNK4	BANK 2017-BNK5
COMPANION
BANK 2017-BNK5	BANK 2017-BNK6	BANK 2017-BNK6
COMPANION		COMPANION
BANK 2017-BNK7	BANK 2017-BNK7	BANK 2017-BNK8
COMPANION
BANK 2017-BNK8	BANK 2017-BNK9	BANK 2017-BNK9
COMPANION		COMPANION
BANK 2018-BNK10	BANK 2018-BNK10	BANK 2018-BNK11
COMPANION
BANK 2018-BNK11	BANK 2018-BNK12	BANK 2018-BNK12
COMPANION		COMPANION
BANK 2018-BNK13	BANK 2018-BNK13	BANK 2018-BNK14
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

BANK 2018-BNK14	BANK 2018-BNK15	BANK 2018-BNK15
COMPANION		COMPANION
BANK 2019-BNK16	BANK 2019-BNK16	BANK 2019-BNK17
COMPANION
BANK 2019-BNK17	BANK 2019-BNK18	BANK 2019-BNK18
COMPANION		COMPANION
BANK 2019-BNK19	BANK 2019-BNK19	BANK 2019-BNK20
COMPANION
BANK 2019-BNK20	BANK 2019-BNK21	BANK 2019-BNK21
COMPANION		COMPANION
BANK 2019-BNK22	BANK 2019-BNK22	BANK 2019-BNK23
COMPANION
BANK 2019-BNK23	BANK 2019-BNK24	BANK 2019-BNK24
COMPANION		COMPANION
BANK 2020-BNK25	BANK 2020-BNK25	BANK 2020-BNK26
COMPANION
BANK 2020-BNK26	BANK 2020-BNK27	BANK 2020-BNK27
COMPANION		COMPANION
BANK 2020-BNK28	BANK 2020-BNK28	BANK 2020-BNK29
COMPANION
BANK 2020-BNK29	BANK 2020-BNK30	BANK 2020-BNK30
COMPANION		COMPANION
BANK 2021-BNK31	BANK 2021-BNK31	BANK 2021-BNK32
COMPANION
BANK 2021-BNK32	BANK 2021-BNK33	BANK 2021-BNK33
COMPANION		COMPANION
BANK 2021-BNK34	BANK 2021-BNK34	BANK 2021-BNK35
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

BANK 2021-BNK35	BANK 2021-BNK36	BANK 2021-BNK36
COMPANION		COMPANION
BANK 2021-BNK37	BANK 2021-BNK37	BANK 2021-BNK38
COMPANION
BANK 2021-BNK38	BANK 2022-BNK39	BANK 2022-BNK39
COMPANION		COMPANION
BANK 2022-BNK40	BANK 2022-BNK40	BANK 2022-BNK41
COMPANION
BANK 2022-BNK41	BANK 2022-BNK42	BANK 2022-BNK42
COMPANION		COMPANION
BANK 2022-BNK43	BANK 2022-BNK43	BANK 2022-BNK44
COMPANION
BANK 2022-BNK44	BANK 2023-BNK45	BANK 2023-BNK45
COMPANION		COMPANION
BANK 2023-BNK46	BANK 2023-BNK46	BANK 2024-BNK47
COMPANION
BANK 2024-BNK47	BANK 2024-BNK48	BANK 2024-BNK48
COMPANION		COMPANION
BANK OF AMERICA	BANK5 2023-5YR1	BANK5 2023-5YR1
WAREHOUSE		COMPANION
BANK5 2023-5YR2	BANK5 2023-5YR2	BANK5 2023-5YR3
COMPANION
BANK5 2023-5YR3	BANK5 2023-5YR4	BANK5 2023-5YR4
COMPANION		COMPANION
BANK5 2024-5YR10	BANK5 2024-5YR10	BANK5 2024-5YR11
COMPANION
BANK5 2024-5YR11	BANK5 2024-5YR12	BANK5 2024-5YR12
COMPANION		COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

BANK5 2024-5YR5	BANK5 2024-5YR5	BANK5 2024-5YR6
COMPANION
BANK5 2024-5YR6	BANK5 2024-5YR7	BANK5 2024-5YR7
COMPANION		COMPANION
BANK5 2024-5YR8	BANK5 2024-5YR8	BANK5 2024-5YR9
COMPANION
BANK5 2024-5YR9	BARCLAYS WAREHOUSE	BASIS (BIG RE SECURITIES
COMPANION		II UBS)
Basis (BIG Real Estate Finance	BASIS BIG REAL ESTATE	BASIS RE CAPITAL II
II, LLC)	WAREHOUSE	(REPO)
BASIS UBS AG REPO	Bayview Commercial Mortgage	BAYVIEW WAREHOUSE
Finance LLC
BBCMS 2015-MSQ	BBCMS 2015-MSQ	BBCMS 2016-ETC
COMPANION
BBCMS 2016-ETC	BBCMS 2017 C1 Companion	BBCMS 2017-C1
COMPANION
BBCMS 2018-BXH	BBCMS 2018-C2	BBCMS 2018-C2
COMPANION
BBCMS 2018-CHR	BBCMS 2018-CHRS	BBCMS 2018-EXCL
COMPANION
BBCMS 2018-RRI	BBCMS 2019-C4	BBCMS 2019-C4
COMPANION
BBCMS 2020-C7	BBCMS 2020-C7	BBCMS 2020-C8
COMPANION
BBCMS 2021-C11	BBCMS 2021-C11	BBCMS 2024-5C25
COMPANION
BBCMS 2024-5C27	BBCMS 2024-5C27	BBCMS 2024-C26
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

BBCMS 2024-C26	BBCMS 2024-C28	BBCMS 2024-C28
COMPANION		COMPANION
BBCRE 2015-GTP	BBSG 2016-MRP	BB-UBS 2012-SHOW
BB-UBS 2012-TFT	BDS 2018-FL1 COMPANION	BDS 2018-FL2 COMPANION
BDS 2019-FL4	BDS 2019-FL4 COMPANION	BDS 2020-FL5
BDS 2020-FL5 COMPANION	BDS 2020-FL6	BDS 2020-FL6 COMPANION
BDS 2021-FL10	BDS 2021-FL10 COMPANION	BDS 2021-FL7
BDS 2021-FL7 COMPANION	BDS 2021-FL8	BDS 2021-FL8 COMPANION
BDS 2021-FL9	BDS 2021-FL9 COMPANION	BDS 2022-FL11
BDS 2022-FL11 COMPANION	BDS 2022-FL12	BDS 2022-FL12 COMPANION
BDS 2024-FL13	BDS 2024-FL13 COMPANION	BDS III Mortgage Capital G
LLC
BDS III Mortgage Capital J LLC	BDS III MORTGAGE	BDS IV MORTGAGE
	CAPITAL LLC	CAPITAL B LLC
BDS IV MORTGAGE CAPITAL	BDS IV MORTGAGE	BDS IV Mortgage Capital LLC
G LLC	CAPITAL J LLC
BDS IV Mortgage Capital S LLC	BDS IV MORTGAGE	BDS V MORTGAGE
	CAPITAL W LLC	CAPITAL G LLC
BDS V MORTGAGE CAPITAL	BDS V MORTGAGE	BENCHMARK 2018-B1
LLC	CAPITAL W LLC

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

BENCHMARK 2018-B1	BENCHMARK 2019-B9	BENCHMARK 2019-B9
COMPANION		COMPANION
BENEFIT REPO	BENEFIT STREET	BENEFIT STREET
	PARTNERS	PARTNERS WH
BERKSHIRE MEZZ	BFLD 2024-UNIV	BGL Pinehurst 2023-1
BHMS 2018-ATLS	BHR 2018-PRME	BIG Real Estate Investments II
BLACKROCK WELLS FARGO	BLACKSTONE (BRE/MWT)	BLP 2023-IND
WH
BMARK 2018- B5	BMARK 2018-B4	BMARK 2018-B4
COMPANION
BMARK 2018-B5	BMARK 2024-V12	BMARK 2024-V12
COMPANION		COMPANION
BMARK 2024-V8	BMARK 2024-V8	BMO 2024-5C3
COMPANION
BMO 2024-5C3 COMPANION	BMO 2024-5C8	BMO 2024-5C8 COMPANION
BMO 2024-C8	BMO 2024-C8 COMPANION	BPR 2021-TY
BPR 2022-OANA	BPR 2022-STAR	BPR 2023-STON
BPR 2024-PARK	BPR 2024-PARK	BPR 2024-PMDW
COMPANION
BRDIGE BDS III WELLS	BRIDGE CRE 2019-FL3	BRIGADE CAPITAL MGMT
REPO	COMPANION	WAREHOUSE
BSB06001	BSC04PWR3	BSC04PWR6

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

BSC05PWR10	BSC05PWR7	BSC05PWR8
BSC05PWR9	BSC06PWR13	BSC07PWR15
BSC07PWR16	BSC07PWR17	BSC07PWR18
BSCM06TOP24	BSCM07TOP26	BSCM07TOP28
(COMPANION)
2_STARWOOD
BSCMS05TOP20	BSCMS05TOP20	BSCMS05TOP20
(COMPANION) 1_NYLIFE	(COMPANION)	(COMPANION) 3_METLIFE
2_HARTFORDLIFE
BSCMS05TOP20	BSPCC I WAREHOUSE	BSPCC II WAREHOUSE
(COMPANION)_LANDESBANK

BSPRT BB FIX WAREHOUSE	BSPRT SUB LENDER II, LLC	BSREP 2021-DC
WH
BWAY 2013-1515	BWAY 2015-1740	BX 2018-IND
BX 2021-21M	BX 2021-PAC	BX 2021-VIEW
BX 2021-VINO	BX 2021-XL2	BX 2022-AHP
BX 2022-CSMO	BX 2022-GPA	BX 2024-AIR2
BX 2024-AIRC	BX 2024-MF	BX 2024-PAT
BXHPP 2021-FILM	BXP 2017-CC	BXP 2017-CC COMPANION
BXP 2017-GM	BXP 2017-GM COMPANION	BXP 2021-601L

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

BXP 2021-601L COMPANION	BXT 2017-CQHP	CALI 2024-SUN
CAMB 2019-LIFE	CANTOR CRE LENDING LP	CANTOR REPO WITH MET
LIFE
CAPITAL LEASE	CAPITAL LEASE	CAPITAL SOURCE RELT
WAREHOUSE-398	WAREHOUSE-526	2006-A
CAPITAL TRUST, INC	CARMEL PARTNERS	CD 2006-CD2
CD 2016 CD2	CD 2016-CD2 COMPANION	CD 2017-CD5
CD 2017-CD5 COMPANION	CD 2017-CD6	CD 2017-CD6 COMPANION
CF RFP SELLER	CF TRANS SELLER II	CF TRANS SELLER III
WAREHOUSE	WAREHOUSE	WAREHOUSE
CFCRE 2016-C3	CFCRE 2016-C3	CFCRE 2016-C4
COMPANION
CFCRE 2016-C6	CFCRE 2016-C6	CFCRE 2017-C8
COMPANION
CFCRE 2017-C8 COMPANION	CG FUNDING I LLC	CG FUNDING II LLC
CG FUNDING IIII LLC	CGCMT 2013-GC15	CGCMT 2013-GC17
CGCMT 2014-GC19	CGCMT 2014-GC21	CGCMT 2014-GC25
CGCMT 2015-101A	CGCMT 2015-GC27	CGCMT 2015-GC27
COMPANION
CGCMT 2015-GC31	CGCMT 2015-GC33	CGCMT 2015-GC33
Companion

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

CGCMT 2015-P1	CGCMT 2015-P1 Companion	CGCMT 2016-C1
CGCMT 2016-C1 COMPANION	CGCMT 2016-GC36	CGCMT 2016-GC37
CGCMT 2016-P3	CGCMT 2016-P4	CGCMT 2016-P4
COMPANION
CGCMT 2017-B1	CGCMT 2017-B1	CGCMT 2017-P7
COMPANION
CGCMT 2017-P7 COMPANION	CGCMT 2017-P8	CGCMT 2017-P8
COMPANION
CGCMT 2018-C6	CGCMT 2018-C6	CGCMT 2019-C7
COMPANION
CGCMT 2019-C7 COMPANION	CGCMT 2019-GC43	CGCMT 2019-GC43
COMPANION
CGMS 2017-MDDR POOL A	CGMS 2017-MDDR POOL B	CGMS 2017-MDDR POOL C
CGRBS 2013-VNO5TH	CHINA ORIENT ENHANCED	CHT 2017-COSMO
INCOME
CIBC	CITI REAL ESTATE	CITIGROUP 2006 C5
FUNDING WH
CITIGROUP 2007-C6	CITIGROUP 2012-GC8	CITIGROUP 2012-GC8
COMPANION
CITIGROUP 2013-375P	CITIGROUP 2013-375P	CITIGROUP 2013-GCJ11
COMPANION
CITIGROUP GLOBAL	CL Servicing LLC	CLAROS MORTGAGE
MARKETS REALTY CORP		TRUST WAREHOUSE
CLEARVIEW CAP/MOORES	CLI INSURANCE	CLMT 2016-CLNE
HILL WARHOUSE	SERVICING

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

CLNC CREDIT 6 LLC	CLNC Credit 7, LLC	CLNC SL SILICON, LLC
CLNS 2017-IKMZ	CMTG GS FINANCE (MACK	CMTG SG Finance LLC
COMPANION	RE)
CMTG WF (Mack)	COAST 2023-2HTL	COBALT 2007-C2
COLONY COLFINNOMA	COLONY NORTHSTAR AMC	Colony Northstar Credit Real
WAREHOUSE	OPCO WH	Estate Inc
COLONY NSTAR (CLNC	COLUMN FINANCIAL	COMM 2009-K4
Credit 8 LLC) REPO
COMM 2010-C1	COMM 2012-CCRE1	COMM 2012-CCRE2
COMM 2012-CCRE3	COMM 2012-CCRE4	COMM 2012-CCRE4
COMPANION
COMM 2012-LC4	COMM 2013-CCRE10	COMM 2013-CCRE10
COMPANION
COMM 2013-CCRE12	COMM 2013-CCRE13	COMM 2013-CCRE6
COMM 2013-FL3	COMM 2013-SFS	COMM 2013-WWP
COMPANION
COMM 2014-277P	COMM 2014-CCRE14	COMM 2014-CCRE14
COMPANION
COMM 2014-CCRE15	COMM 2014-CCRE20	COMM 2014-CCRE20
COMPANION
COMM 2014-FL5	COMM 2014-LC15	COMM 2014-LC15
COMPANION
COMM 2014-LC17	COMM 2014-UB6	COMM 2014-UBS3

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

COMM 2014-UBS3	COMM 2014-UBS5	COMM 2014-UBS5
COMPANION		COMPANION
COMM 2015 -3BP	COMM 2015-CCRE22	COMM 2015-CCRE22
COMPANION
COMM 2015-CCRE23	COMM 2015-CCRE23	COMM 2015-CCRE24
COMPANION
COMM 2015-CCRE24	COMM 2015-CCRE25	COMM 2015-CCRE26
COMPANION
COMM 2015-CCRE26	COMM 2015-LC23	COMM 2015-PC1
COMPANION
COMM 2016-787S	COMM 2016-787S	COMM 2016-CCRE28
COMPANION
COMM 2016-DC2	COMM 2016-DC2	COMM 2017-PANW
COMPANION
COMM 2018-HOME	COMM 2018-HOME	COMM 2020-CX
COMPANION
COMM 2020-CX COMPANION	COMM07FL14	COMMUNITY SOUTH BANK
	(COMPANION) 2_SOCIETE	PORTFOLIO
GENERAL
CORE 2019-CORE	COUNTRYWIDE 2007-MF1	CPTS 2019-CPT
CPTS 2019-CPT COMPANION	CRE/AFS ESCROW ONLY	CREO LENDING LP
LOANS
CREO Lending S1 LLC	CREST 2003-2	CS FIRST BOSTON 1998 C2
CSAIL 2015-C2	CSAIL 2015-C2	CSAIL 2015-C4
COMPANION
CSAIL 2016-C7	CSAIL 2017-C8	CSAIL 2017-C8 COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

CSAIL 2018 -CX12	CSAIL 2018-C14	CSAIL 2018-C14
COMPANION
CSAIL 2018-CX12	CSCMT 2007-C2	CSCMT 2007-C3
COMPANION
CSFB94CFB1	CSMC 2014-USA	CSMC 2016-NXSR
CSMC 2016-NXSR	CSMC 2017-CHOP	CSMC 2017-PFHP
COMPANION
CSMC 2017-TIME	CSMC 2018-SITE	CSMC 2018-SITE
COMPANION
CSWF 2018-TOP	CSWF 2021-SOP2	CXP 2022-CXP1
DAVIS COMPANIES	DBCCRE 2014-ARCP	DBCG 2017-BBG
WAREHOUSE
DBGS 2018-1	DBGS 2018-C1 COMPANION	DBJPM 2016-C1
DBJPM 2016-C1 COMPANION	DBJPM 2016-SFC	DBJPM 2016-SFC
COMPANION
DBUBS 2011- LC3	DBUBS 2011-LC1	DBUBS 2011-LC1
COMPANION
DBUBS 2011-LC2	DBUBS 2017-BRBK	DBUBS 2017-BRBK
COMPANION
DBWF 2015-LCM	DBWF 2016-85T	DBWF 2016-85T
COMPANION
DBWF 2018-AMXP	DBWF 2024-LCRS	DCOT 2019-MTC
DCOT 2019-MTC	DELPHI CRE FUNDING	DEUTSCHE TRUST
COMPANION	(ACORE WAREHOUSE)	COMPANY LIMITED

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

DEXIA REAL ESTATE	DK ASH MEZZ C LLC	DNZN 2020-DNZN
CAPITAL MARK
DOLLAR GENERAL	Dolp Trust 2021-NYC	DPT 2023-STE2
DRAWBRIDGE WAREHOUSE	ELLIOTT WAREHOUSE	ELM 2024-ELM (10 Pack)
ELM 2024-ELM (15 Pack)	ENERGY PLAZA LEASE	EOCHAIR LLC (SVP
	TRUST 2002	GLOBAL)
FG MANAGEMENT	FII F DEBT ACCT PTE LTD	First Tennessee Bank
(FGUSRED) WAREHOUSE
FMPRE 2017-KT02	FMPRE 2018-KT03	FNMA World Savings
FORT CRE 2018-1	FORT CRE 2022-FL3	FORT CRE 2022-FL3
COMPANION		COMPANION
FORTRESS (CF TRANS	FORTRESS CF TRANS	FORTRESS CREDIT CORP
HOLDCO LLC) WAREHOUSE	SELLER IV	WAREHOUSE
FORTRESS REPO WITH	FREDDIE MAC WHOLE	FREDDIE MAC-NREF Mezz
NATIXIS	LOAN FUND -H
FREDDIE MAC-WHOLE	FREMF 2012-K19	FREMF 2012-K20
LOAN FUND 20
FREMF 2012-K21	FREMF 2012-K22	FREMF 2012-K23
FREMF 2013-K24	FREMF 2013-K25	FREMF 2013-K26
FREMF 2013-K28	FREMF 2013-K29	FREMF 2013-K30
FREMF 2013-K31	FREMF 2013-K32	FREMF 2013-K33

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2013-K34	FREMF 2013-K35	FREMF 2013-KS01
FREMF 2014-K36	FREMF 2014-K37	FREMF 2014-K38
FREMF 2014-K39	FREMF 2014-K40	FREMF 2014-K41
FREMF 2014-K503	FREMF 2014-K715	FREMF 2014-K716
FREMF 2014-KX01	FREMF 2015-K1501	FREMF 2015-K42
FREMF 2015-K43	FREMF 2015-K44	FREMF 2015-K45
FREMF 2015-K46	FREMF 2015-K47	FREMF 2015-K48
FREMF 2015-K49	FREMF 2015-K50	FREMF 2015-K51
FREMF 2015-K718	FREMF 2015-K719	FREMF 2015-K720
FREMF 2015-K721	FREMF 2015-KF09	FREMF 2015-KF10
FREMF 2015-KS03	FREMF 2016 KF18	FREMF 2016-K52
FREMF 2016-K53	FREMF 2016-K54	FREMF 2016-K55
FREMF 2016-K56	FREMF 2016-K57	FREMF 2016-K59
FREMF 2016-K60	FREMF 2016-K722	FREMF 2016-K723

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2016-KF14	FREMF 2016-KF15	FREMF 2016-KF16
FREMF 2016-KF19	FREMF 2016-KIR1	FREMF 2016-KJ04
FREMF 2016-KJ07	FREMF 2016-KS06	FREMF 2016-KS07
FREMF 2016-KW01	FREMF 2016-KX02	FREMF 2017-K61
FREMF 2017-K62	FREMF 2017-K63	FREMF 2017-K64
FREMF 2017-K65	FREMF 2017-K66	FREMF 2017-K67
FREMF 2017-K68	FREMF 2017-K69	FREMF 2017-K70
FREMF 2017-K71	FREMF 2017-K725	FREMF 2017-K726
FREMF 2017-K727	FREMF 2017-K728	FREMF 2017-K729
FREMF 2017-KBF1	FREMF 2017-KF27	FREMF 2017-KF28
FREMF 2017-KF32	FREMF 2017-KF34	FREMF 2017-KF36
FREMF 2017-KF37	FREMF 2017-KF39	FREMF 2017-KF40
FREMF 2017-KF41	FREMF 2017-KGS1	FREMF 2017-KJ12
FREMF 2017-KJ14	FREMF 2017-KJ16	FREMF 2017-KJ17

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2017-KL01	FREMF 2017-KS08	FREMF 2017-KS09
FREMF 2017-KSW3	FREMF 2017-KT01	FREMF 2017-KW02
FREMF 2017-KW03	FREMF 2018-K1505	FREMF 2018-K1506
FREMF 2018-K1507	FREMF 2018-K1508	FREMF 2018-K72
FREMF 2018-K73	FREMF 2018-K730	FREMF 2018-K731
FREMF 2018-K732	FREMF 2018-K75	FREMF 2018-K76
FREMF 2018-K77	FREMF 2018-K78	FREMF 2018-K79
FREMF 2018-K80	FREMF 2018-K81	FREMF 2018-K82
FREMF 2018-K83	FREMF 2018-K84	FREMF 2018-K86
FREMF 2018-KBF2	FREMF 2018-KBX1	FREMF 2018-KC02
FREMF 2018-KF42	FREMF 2018-KF43	FREMF 2018-KF44
FREMF 2018-KF45	FREMF 2018-KF46	FREMF 2018-KF47
FREMF 2018-KF48	FREMF 2018-KF49	FREMF 2018-KF50
FREMF 2018-KF52	FREMF 2018-KF53	FREMF 2018-KF55

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2018-KF56	FREMF 2018-KHG1	FREMF 2018-KI01
FREMF 2018-KI03	FREMF 2018-KJ19	FREMF 2018-KJ20
FREMF 2018-KL02	FREMF 2018-KL03	FREMF 2018-KS10
FREMF 2018-KSL1	FREMF 2018-KSW4	FREMF 2018-KW04
FREMF 2018-KW05	FREMF 2018-KW06	FREMF 2018-KW07
FREMF 2018-KX03	FREMF 2019-K100	FREMF 2019-K101
FREMF 2019-K102	FREMF 2019-K103	FREMF 2019-K1510
FREMF 2019-K1511	FREMF 2019-K1512	FREMF 2019-K1513
FREMF 2019-K1514	FREMF 2019-K734	FREMF 2019-K735
FREMF 2019-K736	FREMF 2019-K87	FREMF 2019-K88
FREMF 2019-K89	FREMF 2019-K90	FREMF 2019-K92
FREMF 2019-K93	FREMF 2019-K94	FREMF 2019-K95
FREMF 2019-K96	FREMF 2019-K97	FREMF 2019-K98
FREMF 2019-K99	FREMF 2019-KBF3	FREMF 2019-KC04

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2019-KC05	FREMF 2019-KC06	FREMF 2019-KC07
FREMF 2019-KF57	FREMF 2019-KF60	FREMF 2019-KF61
FREMF 2019-KF62	FREMF 2019-KF63	FREMF 2019-KF64
FREMF 2019-KF66	FREMF 2019-KF68	FREMF 2019-KF70
FREMF 2019-KF72	FREMF 2019-KF73	FREMF 2019-KJ25
FREMF 2019-KJ26	FREMF 2019-KJ27	FREMF 2019-KL04
FREMF 2019-KS11	FREMF 2019-KS12	FREMF 2019-KS13
FREMF 2019-KW08	FREMF 2019-KW09	FREMF 2019-KW10
FREMF 2020-K104	FREMF 2020-K108	FREMF 2020-K109
FREMF 2020-K111	FREMF 2020-K112	FREMF 2020-K113
FREMF 2020-K114	FREMF 2020-K115	FREMF 2020-K116
FREMF 2020-K118	FREMF 2020-K119	FREMF 2020-K122
FREMF 2020-K1517	FREMF 2020-K737	FREMF 2020-K738
FREMF 2020-K739	FREMF 2020-K740	FREMF 2020-KF74

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2020-KF75	FREMF 2020-KF77	FREMF 2020-KF78
FREMF 2020-KF79	FREMF 2020-KF81	FREMF 2020-KF82
FREMF 2020-KF83	FREMF 2020-KF86	FREMF 2020-KF88
FREMF 2020-KF89	FREMF 2020-KF90	FREMF 2020-KF91
FREMF 2020-KF92	FREMF 2020-KF93	FREMF 2020-KF94
FREMF 2020-KF95	FREMF 2020-KG04	FREMF 2020-KHG2
FREMF 2020-KI05	FREMF 2020-KJ28	FREMF 2020-KJ29
FREMF 2020-KJ30	FREMF 2020-KJ31	FREMF 2020-KJ32
FREMF 2020-KS14	FREMF 2020-KSG1	FREMF 2020-KX04
FREMF 2021-K123	FREMF 2021-K126	FREMF 2021-K127
FREMF 2021-K128	FREMF 2021-K129	FREMF 2021-K130
FREMF 2021-K133	FREMF 2021-K134	FREMF 2021-K135
FREMF 2021-K136	FREMF 2021-K1521	FREMF 2021-K1522
FREMF 2021-K741	FREMF 2021-K742	FREMF 2021-K743

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2021-K744	FREMF 2021-K745	FREMF 2021-K746
FREMF 2021-K746	FREMF 2021-KF100	FREMF 2021-KF101
COMPANION
FREMF 2021-KF102	FREMF 2021-KF103	FREMF 2021-KF104
FREMF 2021-KF105	FREMF 2021-KF106	FREMF 2021-KF107
FREMF 2021-KF108	FREMF 2021-KF109	FREMF 2021-KF110
FREMF 2021-KF111	FREMF 2021-KF113	FREMF 2021-KF116
FREMF 2021-KF117	FREMF 2021-KF119	FREMF 2021-KF121
FREMF 2021-KF122	FREMF 2021-KF124	FREMF 2021-KF126
FREMF 2021-KF96	FREMF 2021-KF97	FREMF 2021-KF99
FREMF 2021-KG06	FREMF 2021-KI07	FREMF 2021-KJ33
FREMF 2021-KJ34	FREMF 2021-KJ36	FREMF 2021-KLU3
FREMF 2021-KSG2	FREMF 2022-K139	FREMF 2022-K140
FREMF 2022-K141	FREMF 2022-K142	FREMF 2022-K143
FREMF 2022-K146	FREMF 2022-K148	FREMF 2022-K149

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2022-K150	FREMF 2022-K151	FREMF 2022-K152
FREMF 2022-K747	FREMF 2022-K748	FREMF 2022-K749
FREMF 2022-K750	FREMF 2022-KF128	FREMF 2022-KF130
FREMF 2022-KF131	FREMF 2022-KF132	FREMF 2022-KF133
FREMF 2022-KF134	FREMF 2022-KF135	FREMF 2022-KF136
FREMF 2022-KF137	FREMF 2022-KF138	FREMF 2022-KF140
FREMF 2022-KF141	FREMF 2022-KF142	FREMF 2022-KF143
FREMF 2022-KF145	FREMF 2022-KF146	FREMF 2022-KF147
FREMF 2022-KF148	FREMF 2022-KI09	FREMF 2022-KJ37
FREMF 2022-KJ38	FREMF 2022-KJ39	FREMF 2022-KJ40
FREMF 2022-KJ41	FREMF 2022-KJ42	FREMF 2022-KJ43
FREMF 2022-KSG3	FREMF 2022-KSG4	FREMF 2023-K153
FREMF 2023-K154	FREMF 2023-K155	FREMF 2023-K158
FREMF 2023-K159	FREMF 2023-K160	FREMF 2023-K507

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2023-K508	FREMF 2023-K509	FREMF 2023-K510
FREMF 2023-K511	FREMF 2023-K511	FREMF 2023-K751
COMPANION
FREMF 2023-K752	FREMF 2023-KF149	FREMF 2023-KF151
FREMF 2023-KF152	FREMF 2023-KF153	FREMF 2023-KF154
FREMF 2023-KF155	FREMF 2023-KF158	FREMF 2023-KF159
FREMF 2023-KF160	FREMF 2023-KF161	FREMF 2023-KG08
FREMF 2023-KJ44	FREMF 2023-KJ47	FREMF 2023-KJ48
FREMF 2023-KS15	FREMF 2024-K162	FREMF 2024-K163
FREMF 2024-K164	FREMF 2024-K165	FREMF 2024-K166
FREMF 2024-K167	FREMF 2024-K513	FREMF 2024-K515
FREMF 2024-K517	FREMF 2024-K518	FREMF 2024-K519
FREMF 2024-K521	FREMF 2024-K526	FREMF 2024-K527
FREMF 2024-K529	FREMF 2024-K530	FREMF 2024-K531
FREMF 2024-K757	FREMF 2024-KF162	FREMF 2024-KF163

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

FREMF 2024-KF164	FREMF 2024-KJ49	FREMF 2024-KJ50
FREMF 2024-KJ51	FREMF 2024-KJ52 Special	FREMF 2024-Q026
Servic
FRETE 2017-ML01	FRETE 2017-ML03	FRETE 2018-ML04
FRETE 2019-ML06	FRETE 2021-ML08	FRETE 2021-ML09
FRETE 2021-ML12	FRETE 2022-ML14	FRETE 2023-ML17
FRETE 2023-ML20	FRETE 2024-ML27	FS CREIT FINANCE BMO-
LLC
FS CREIT FINANCE GS1	FS CREIT FINANCE MM-1	FS CREIT FINANCE MS-1
	LLC	LLC
FS CREIT FINANCE NTX-1	FS CREIT FINANCE WF-1	FS CREIT Finance WF-2 LL
LLC	LLC
FS RIALTO 2019- FL1 CLO	FS RIALTO 2019-FL1	FS RIALTO 2021-FL2
PARTIC
FS RIALTO 2021-FL2 CLO	FS RIALTO 2021-FL3	FS RIALTO 2021-FL3 CLO
PARTIC		PARTIC
FS RIALTO 2022-FL4	FS RIALTO 2022-FL4	FS RIALTO 2022-FL5
PARTICIPATI
FS RIALTO 2022-FL5	FS RIALTO 2022-FL6	FS RIALTO 2022-FL6
PARTICIPATI		PARTICIPATI
FS RIALTO 2022-FL7	FS RIALTO 2022-FL7	GACM 2020-FL2 CLO
PARTICIPATI
GACM 2020-FL2 COMPANION	GCCP H-1, LLC	GE 2006 C1
(GROSSMAN)

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

GECMC 2007-C1	GEMINI ALTO	GERMAN AMERICAN
	CENTERVILLE	CAPITAL CORPORATION
	WAREHOUSE	WH
GOLDMAN 2006-GG6	GOLDMAN 2007-GG10	GOLDMAN SACHS 2005
COMPANION		ROCK
GOLDMAN SACHS	GP COMMERCIAL WF LLC	GPMT 2018-FL1
WAREHOUSE	REPO
GPMT 2018-FL1 COMPANION	GPMT 2019-FL2	GPMT 2019-FL2
COMPANION
GPMT 2021-FL3	GPMT 2021-FL3	GRACE 2020-GRCE
COMPANION
GRACE 2020-GRCE	Grand Avenue CRE 2019-FL1	GRANITE WAREHOUSE
COMPANION
GRASS RIVER SUB	GREENWICH CAPITAL	GREENWICH CCFC 05 GG
AGREEMENT	FINANCIAL PRODUCTS INC	(COMPANION)
GREENWICH CCFC 2007-GG9	GREENWICH CCFC 2007-	GS 2017-STAY
GG9 COMPANION
GSMC 2013-G1 SPECIAL	GSMS 2011-GC3	GSMS 2011-GC5
SERVICER
GSMS 2012-ALOHA	GSMS 2012-BWTR	GSMS 2012-GCJ7
GSMS 2012-GCJ7	GSMS 2012-GCJ9	GSMS 2012-TMSQ
COMPANION
GSMS 2013-GC10	GSMS 2013-GC13	GSMS 2013-GCJ12
GSMS 2013-GCJ14	GSMS 2013-GCJ16	GSMS 2014-GC18
GSMS 2014-GC22	GSMS 2014-GC22	GSMS 2014-GC26
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

GSMS 2015-590M	GSMS 2015-590M	GSMS 2015-GC28
COMPANION
GSMS 2015-GC34	GSMS 2015-GC34	GSMS 2015-GS1
COMPANION
GSMS 2016 GS4	GSMS 2016-GS4	GSMS 2016-RENT
	COMPANION	COMPANION
GSMS 2017-375H	GSMS 2017-GS7	GSMS 2017-GS8
GSMS 2017-GS8 COMPANION	GSMS 2017-SLP	GSMS 2017-SLP REIT
GSMS 2018-3PCK	GSMS 2018-GS10	GSMS 2018-GS10
COMPANION
GSMS 2018-GS9	GSMS 2018-GS9	GSMS 2018-LUAU
COMPANION
GSMS 2018-RIVR	GSMS 2018-SRP5	GSMS 2018-TWR
GSMS 2019-GC38	GSMS 2019-GC38	GSMS 2020-GC47
COMPANION
GSMS 2020-GC47	GSMS 2021-ARDN	GSMS 2021-GSA3
COMPANION
GSMS 2021-GSA3	GSMS 2021-IP	GSMSC 2010-C1
COMPANION
H/2 SO IV FUNDING I (WF	Hana Alternative Private Real	Hana Alternative Private Real
SUB)	Estate Trust No. 70	Estate Trust No. 71
Hancock Capital Investment	HANCOCK/OPTUM BANK	HANGANG WAREHOUSE
Management	WAREHOUSE
HBST 2015-HBS	HERA 2021-FL1	HERA 2021-FL1
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

HILT 2024-ORL	HILTON 2016-HHV	HILTON 2016-HHV
COMPANION
HILTON 2016-SFP	HMH 2017-NSS	HRCP DLI ATLS, LLC &
HRCP AIV
HUDSON YARDS 2016-10HY	HUDSON YARDS 2016-10HY	HUDSON YARDS 2019-30HY
COMPAN
HUDSON YARDS 2019-30HY	HUDSON YARDS 2019-55HY	HUDSON YARDS 2019-55HY
COMPAN		COMPAN
HYT 2024-RGCY	HYUNDAI INVESTMENTS	ICNQ 2024-MF
(10HY MEZZ
ICNQ 2024-MF COMPANION	IMT 2017-APTS	INLAND (IMC LENDING
LLC) WAREHOUSE
INLAND (INLAND	Inland Mortgage Capital LLC	Inland Mortgage Lending
MORTGAGE CAPITAL)	Warehouse	REPO
Inpoint CS Loan (soundpoint	INPOINT JPM WAREHOUSE	INPOINT REIT OPERATING
Credit Suisse Repo)		PARTNER
INTOWN 2022-STAY	Invesco CMI Investments, LP	IRVINE CORE OFFICE
TRUST 2013-IRV
JAWS EQUITY OWNER 229,	JAX 2019-LIC	JAX 2019-LIC COMPANION
L.L.C.
JEMB MADISON AVE LLC	JLC V WAREHOUSE	JLC VII WAREHOUSE
(BASIS I - 292 MAD)
JLC WAREHOUSE IV LLC	John Hancock GA Mortgage	JP MORGAN CHASE
(DEUTSCHE REPO)	Trust
JPM 2012-CIBX COMPANION	JPM Hilton Orlando Trust	JPM06CIBC15
2018-HLTNO
JPM06CIBC17	JPM08C2	JPM2007LDP12

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

JPMBB 2013-C15	JPMBB 2013-C17	JPMBB 2013-C17
COMPANION
JPMBB 2014-C21	JPMBB 2014-C22	JPMBB 2014-C23
JPMBB 2014-C24	JPMBB 2014-C25	JPMBB 2014-C25
COMPANION
JPMBB 2015-C28	JPMBB 2015-C29	JPMBB 2015-C30
JPMBB 2015-C30	JPMBB 2015-C32	JPMBB 2015-C32
COMPANION		COMPANION
JPMBB 2015-C33	JPMBB 2016-C1	JPMC 2003 ML1
JPMC 2005-LDP2	JPMC 2006-LDP9	JPMC 2006-LDP9
COMPANION
JPMC 2012-CIBX	JPMC 2014-C20	JPMC 2014-C20 COMPANION
JPMCC 2007-LDP11	JPMCC 2012-C6	JPMCC 2013-C16
JPMCC 2014-DSTY	JPMCC 2015-JP1	JPMCC 2015-JP1
COMPANION
JPMCC 2016-JP2	JPMCC 2016-JP2	JPMCC 2016-JP4
COMPANION
JPMCC 2016-JP4 COMPANION	JPMCC 2016-NINE	JPMCC 2016-NINE
COMPANION
JPMCC 2017-FL10	JPMCC 2017-FL10	JPMCC 2017-JP7
COMPANION
JPMCC 2017-MARK	JPMCC 2017-MARK	JPMCC 2018-ASH8
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

JPMCC 2018-LAQ (La Quinta	JPMCC 2018-PTC	JPMCC 2018-PTC
Hotel)		COMPANION
JPMCC 2021-1440	JPMCC 2021-2NU	JPMCC 2021-2NU
COMPANION
JPMDB 2016-C2	JPMDB 2016-C2	JPMDB 2016-C4
COMPANION
JPMDB 2016-C4 COMPANION	JPMDB 2017-C5	JPMDB 2017-C5
COMPANION
JPMDB 2018-C8	JPMDB 2018-C8	JW 2024-MRCO
COMPANION
JW MARRIOTT 2017 MEZZ	KGS-ALPHA RECM WH	KIWOOM 18 WAREHOUSE
REPO W/ CITIBANK
KIWOOM NONGHYUP	KSL 2023-HT	KSL 2024-HT2
WAREHOUSE
KTB CRE Debt Fund No. 14-1	Ladder Capital Finance LLC	LADDER CAPITAL IX
& KTB CRE Debt Fund No. 14-		WAREHOUSE
2
LADDER CAPITAL LLC REPO	LADDER CAPITAL REALTY	LADDER CAPITALVIII REPO
III LLC
Ladder CRE Finance REIT Inc	LADDER DEUTSCHE REPO	LADDER JPM REPO
LADDER VI REIT	LADDER VI TRS	LADDER WELLS FARGO
WAREHOUSE	WAREHOUSE	REPO
LB 1999 C1	LB UBS 2004 C6	LB UBS 2004 C6
COMPANION
LB UBS 2005 C1 COMPANION	LB UBS 2006-C4	LB UBS 2006-C6
COMPANION
LB UBS 2006-C7	LB UBS 2008-C1	LB-UBS 2005 C7

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

LB-UBS 2005-C7 COMPANION	LB-UBS 2006 C1	LB-UBS 2006-C3
	COMPANION	COMPANION
LB-UBS 2007-C2	LB-UBS 2007-C6	LB-UBS 2007-C7
LBUBS05C3	LBUBS2005C3 COMPANION	LCCM 2017-FL2
COMPANION
LCCM 2017-LC26	LCCM 2017-LC26	LCCM 2020-FL3
COMPANION
LCCM 2020-FL3 PML	LCCM 2021-FL2	LCCM 2021-FL2
COMPANION
LCCM 2021-FL3	LCCM 2021-FL3	LCCM2013GCP
COMPANION
LCF UBS Bank Repo	LEHMAN-UBS 2005 C5	LEONARDO ASSET FUND
COMPANION
Leonardo Asset Fund LLC	LEONARDO PREFERRED	LIBREMAX WAREHOUSE
INVESTMENTS
LIDO FUNDING LLC	LOANCORE (JEFFERIES)	LOANCORE CAPITAL REIT
(STARWOOD)	WAREHOUSE	WAREHOUSE
LOEWS 2024-MIA	LONE STAR REPO WITH	LONESTAR (RELIUS)
	WELLS FARGO	WAREHOUSE 2013
LONESTAR REPO WITH CB	LSTAR 2015-3	LSTAR 2016-4
LSTAR 2017-5	LSTAR 2017-5 COMPANION	LSTAR I LLC REPO
LSTAR II LLC (CITIREPO)	LV 2024-SHOW	M360 2018-CRE1
COMPANION
M360 2019-CRE2	M360 2019-CRE2	M360 JP WAREHOUSE
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

M360 MCREIF WAREHOUSE	M360 WH-1 FL Seller, LLC	MACK RE (CMTG MORGAN
STANLEY R
MACK RE (DEUTSCHE BANK	MACK RE BAR	MAD 2017-330M
REPO)
MAGUIRE CAPITAL GROUP	MAN REAL ESTATE DEBT	MANHATTAN WEST 2020
WH	INVESTMENT	1MW
MANHATTAN WEST 2020-	MARATHON ASSET	MARATHON MAM REPO
1MW COMPANION	MANAGEMENT, LLC
MARATHON REAL ESTATE	MCR 2024-TWA	MED 2021-MDLN
CDO 2006-1
MED 2024-MOB	MERRILL LYNCH 2008-C1	MEZZ CAP 2006-C4
MEZZ CAP 2007-C5	MEZZ CAP LLC (FKA CBA	MFF MEZZANINE
MEZZ)
MIDAS ASSET WAREHOUSE	MIDDLE MARKET	MILLINIUM INMARK
	BANKING	NONGHYUP
Mirae Asset Management	MKT 2020-525 COMPANION	MKT 2020-525M
ML 1997-C2	ML-CFC 2006-1	MLCFC 2007 C7
ML-CFC 2007-6	ML-CFC 2007-7	MLCFC07-5
MLCFC07-6	MLCFC07-8	MLCFC07-9
MLFT 2006-1	MLMT 2005-CKI1	MLMT06C1
(COMPANION)_CAPTRUST
MOFT 2020 - ABC	MOFT 2020 - ABC	MORGAN STANLEY
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

MORGAN STANLEY 2011-C3	MORGAN STANLEY 2020-	MORGAN STANLEY 2020
	HR8	HR8 COMPANION
MORGAN STANLEY BAML	MORGAN STANLEY	MORGAN STANLEY
2012-C6	SHADOW	WAREHOUSE
MS06TOP21	MS06TOP23	MS07TOP25
MS07TOP27	MSBAM 2013-C11	MSBAM 2013-C11
COMPANION
MSBAM 2013-C12	MSBAM 2013-C12	MSBAM 2013-C13
COMPANION
MSBAM 2013-C8	MSBAM 2014-C14	MSBAM 2014-C15
MSBAM 2014-C15	MSBAM 2014-C16	MSBAM 2014-C17
COMPANION
MSBAM 2014-C18	MSBAM 2014-C19	MSBAM 2014-C19
COMPANION
MSBAM 2015-C22	MSBAM 2015-C22	MSBAM 2015-C23
COMPANION
MSBAM 2015-C23	MSBAM 2015-C24	MSBAM 2015-C25
COMPANION
MSBAM 2015-C25	MSBAM 2015-C26	MSBAM 2015-C27
COMPANION
MSBAM 2015-C27	MSBAM 2016-C28	MSBAM 2016-C28
COMPANION		COMPANION
MSBAM 2016-C29	MSBAM 2016-C30	MSBAM 2016-C30
COMPANION
MSBAM 2016-C31	MSBAM 2016-C31	MSBAM 2016-C32
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

MSBAM 2017-C33	MSBAM 2017-C33	MSBAM 2017-C34
COMPANION
MSBAM 2017-C34	MSC 2015-420	MSC 2015-420 COMPANION
COMPANION
MSC 2016-BNK2	MSC 2016-BNK2 Companion	MSC 2017-ASHF
MSC 2017-HR2	MSC 2018-H3	MSC 2018-H3 COMPANION
MSC 2018-MP	MSC 2018-MP COMPANION	MSC 2019-L3
MSC 2019-L3 COMPANION	MSC 2019-MEAD	MSC 2021-PLZA
MSC 2021-PLZA COMPANION	MSC 2024-NSTB	MSC05HQ6
(COMPANION)_PRUDENTIA
L
MSC05HQ7	MSC06HQ10	MSC07HQ12
MSC07IQ13	MSC07IQ16	MSCBB 2016-MART
COMPANION
MSCCG 2018-SELF	MSCI 2005-TOP19	MSCI 2016-PSQ
COMPANION
MSCI06HQ8	MSCI06TOP21	MSDB 2017-712F
(NONPOOLED)
MSFMSFF WH	MSJP 2015-HAUL	MSMCH and CGML Owner
MSSG 2017-237P	MSSG 2017-237P	MSWF 2023-1
COMPANION
MSWF 2023-1 COMPANION	MSWF 2023-1 PRIMARY	MSWF 2023-2
ONLY

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

MSWF 2023-2 COMPANION	MTRO 2019-TECH	MUFG UNION BANK
WAREHOUSE
NATIXIS WAREHOUSE	NBS REAL ESTATE CAPITAL	NCMS 2018-850T
	WAREHOUSE	COMPANION
NCMS 2018-ALXA	NCMS 2018-ALXA	NCMS 2018-FL1
COMPANION
NCMS 2018-FL1 COMPANION	NCMS 2018-PREZ	NCMS 2018-SOX
COMPANION
NCMS 2018-SOX	NCMS 2018-TECH	New York Life Insurance
COMPANION		Compan
NOHT 2019-HNLA	NORTHSTAR (NS	NORTHSTAR CDO VI
HEALTHCARE PT 2)
WAREHOUSE
NORTHSTAR CENTENNIAL	NORTHSTAR DB LOAN NT-II	NORTHSTAR WAREHOUSE
REPO	REPO
NORTHSTAR-CITI REPO	NStar (MS Loan NT-I, LLC)	NXT CAPITAL FUNDING II,
WAREHOUSE	MS Repo	LLC
NYT 2019-NYT	NYT 2019-NYT COMPANION	OABL XVI, LLC
OAKTREE BAHAMAS ROF7	OCH ZIFF CG FUNDING I	OCH ZIFF CG FUNDING II
MEZZ	LLC	LLC
OCM OXFORD WAREHOUSE	OMPT 2017-1MKT	One Bryant Park 2019-OBP
ONE LINCOLN 2004-C3	ONE WILLIAM STREET	ONE WILLIAM STREET
	(OWS CF IV	(OWS CF V L
ONE WILLIAM STREET (OWS	ONE WILLIAM STREET CAP	ONE WILLIAM STREET CF
CF V S	MASTER FUND WH	A-2 SPV
ONE WILLIAM STREET CF IX	ONE WILLIAM STREET CF	ONE WILLIAM STREET CF
LLC	IX SPV L	IX-A SPV

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

One William Street CF VIII LLC	ONE WILLIAM STREET	ONE WILLIAM STREET
	CMBE MN	CMBE MN B S
ONE WILLIAM STREET	ONE WILLIAM STREET CRE	One William Street CRE
CMBE MN SPV	FUND L,	Funding
ONE WILLIAM STREET OWS	ONE WILLIAM STREET	ONNI 2024-APT
CF VI	OWS CF VII
ONYP 2020-1NYP	OPC KMPM LLC (OAKPASS)	OREI I INVESTMENTS LLC
	WH	(OHANA)
OREI II INVESTMENTS LLC	OWS ABS MASTER FUND II,	OWS Asset Backed Loans IV,
(OHANA)	LP	LLC
OWS BACF SPV LLC (OWS	OWS BCA FUNDING	OWS CF A, LLC
WH)	WAREHOUSE
OWS CF A-1 SPV LLC	OWS CF B, LLC	OWS CF B-1 SPV, LLC
OWS CF B-2 SPV, LLC	OWS CF II SPV LLC	OWS CF III WAREHOUSE
Warehouse
OWS CF IX Zero, LLC	OWS CF SUB I WAREHOUSE	OWS CF VA SPV
WAREHOUSE
OWS CF VI SPV WAREHOUSE	OWS CF VIA SPV, LLC	OWS COF I MASTER WH
OWS COMMERCIAL	OWS COMMERCIAL	OWS Commercial Funding,
FUNDING 7 WAREH	FUNDING II, LTD	LLC
OWS COMMERCIAL MEZZ	OWS CREDIT	OWS I ACQUISITIONS, LLC
WAREHOUSE	OPPORTUNITY I WH	WH
OXFORD PROPERTIES	OXFORD PROPERTIES	PCRED LENDING II
WAREHOUSE	WAREHOUSE 2	OFFSHORE WH
PCRED LENDING III	PCRED LENDING IV	PCRED LENDING V
WAREHOUSE	WAREHOUSE	COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

PCRED LENDING V	PCT 2016-PLSD	PDILS PCILS PFLEX
WAREHOUSE		(PIMCO)
PERSI WF WAREHOUSE	PFP 2017-4 COMPANION	PFP 2019-5
PFP 2019-5 COMPANION	PFP 2019-6 CLO	PFP 2019-6 CLO
COMPANION
PFP V SUB I LLC	PFP V SUB I LLC REPO	PFP V SUB II LLC
PFPIII	PGA 2023-RSRT	PILLAR FUNDING LLC
WAREHOUSE
PIMCO (TOCU I LLC)	PIMCO (TOCU II AND GCCU	PIMCO Bermuda Trust II:
	II) WH	Pimco Bermuda Income Fund
PIMCO FUND WAREHOUSE	PIMCO Funds: PIMCO Income	PIMCO Funds: PIMCO Total
	Fund	Return Fund
PIMCO PIF INVESTMENTS	PIMCO PIF ONSHORE I	PIMCO PIF ONSHORE II
OFFSHORE
PIMCO/GOLDMAN REPO	PNC Bank	POLC HOLDINGS I LLC
MEZZ WH
POTOMAC TOWER 2022-1	PREDF WAREHOUSE	PRIME PFP VI SUB I
Warehouse
PRIME PFP VI SUB IX	PRIME FINANCE CO 9 PFP 9	PRIME FINANCE PARTNERS
Warehouse	SUB 2	II, L.P.
PRIME MORGAN STANLEY	PRIME PFP (CAPITAL ONE	PRIME PFP (CITI REPO)
REPO	REPO)
PRIME PFP VI SUB XI LLC	PRIME PFP VI WAREHOUSE	PROPHET WAREHOUSE
PSBAmherst Finance	PUBLIC STORAGE	QCMT13QC
Construction WH

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

QFP II, LP (QUADRANT)	Quadrant Debt Fund, LP	Quadrant Mezz Fund, LP
(approved-QMP Management
LLC)
RAITH RE FUND I LP	RAMSFIELD (CVI ESJ LLC )	RBSCF 2013-GSP
WAREHOUSE	WAREHOUSE
RBSCF 2013-SMV	RCC REAL ESTATE	RCP SUB WF REPO
WAREHOUSE
Realterm Logistics Income Fund	REGIONS BANK	REMB Insurance Servicing
WAREHOUSE
REMIC ASSET HOLDINGS	RESOURCE (RCC REAL	RESOURCE CAPITAL CORP.
WAREHOUSE	ESTATE SPE	WAREHOUSE
RESOURCE CAPITAL REPO	RESOURCE REPO (WF)	RESOURCES REPO WITH
WAREHOUSE	WAREHOUSE	DB
RIAL 2022-FL8	RIAL 2022-FL8	RIALTO BARCLAY FSCREIT
	PARTICIPATION	REPO
Rialto Real Estate Fund III-Debt	RIALTO REPO WITH WF	RIALTO RREF-IV D REPO
LP
RIALTO RREF-IV D	RIALTO WAREHOUSE 2013	RIALTO/GOLDMAN REPO
WAREHOUSE
Rialto/Natixis Repo	RMF SUB 4 LLC (CITIREPO)	RMF SUB 5 (BARCLAYS
REPO)
RMF SUB LLC WF REPO	RMF SUB2 LLC (RIALTO	ROC BRIDGE (BARCLAY
	REPO)	REPO)
ROC DEBT STRATEGIES	ROC DEBT STRATEGIES II	ROC DEBT STRATEGIES II
(BRIDGE RE)	MORGAN	WAREHOUSE
ROC DEBT STRATEGY FUND	ROCK 2024-CNTR	ROCK 2024-CNTR
MANAGER LLC		COMPANION
ROCKINCOME WAREHOUSE	ROCKWOOD (375 PARK)	ROCKWOOD CAPITAL LLC
WAREHOUSE

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

ROCKWOOD CAPITAL REAL	ROCKWOOD CAPITAL, LLC	RREF III RIALTO
ESTATE	(NORTHROCK)	WAREHOUSE
RREF IV - D DLI CR	RREF IV-D DLI FINANCE	RREF IV-D DLI Finance LLC 2
LLC(RIALTO)	LLC
RREF RIALTO/GOLDMAN	RREF V - D DLI Finance, LLC	RREF V - D DLI Finance, LLC
REPO
RREF V - D DLI GS, LLC	RREF V D DLI WF, LLC	RSF XVI LLC PIMCO
SAMSUNG MEZZ LLC	SAPIR ORGANIZATION(1009	SAS WAREHOUSE 2013 (H2)
5TH AV
SBL 2015-KIND	SCG 2023-NASH	SCG 2024-MSP
SCREDIT Mortgage Funding	SCREDIT Mortgage Funding	SCREDIT Mortgage Funding
Sub -	Sub-1	Sub-2
SCREDIT Real Estate Capital, L	SCULPTOR CAF I	SCULPTOR WAREHOUSE
SDR 2024-DSNY	SFAVE 2015-5AVE	SG CAPITAL PARTNERS
WAREHOUSE
SG CAPITAL PARTNERS/	SGCMS 2016-C5	SGCMS 2016-C5
FORETHOUG		COMPANION
SGCMS 2019-787E	SGCMS 2019-787E	SGCMS 2020-COVE
COMPANION
SGCMS 2020-COVE	SGCP 2018-FL1 COMPANION	SHELTER GROWTH FUND I
COMPANION		MRA WH
SHELTER GROWTH HEDGE	SHELTER GROWTH JPM	SHELTER GROWTH MRA
FUND WH	WAREHOUSE
SHELTER GROWTH	SHELTER OPPORTUNITIES	SILVERPEAK RE FINANCE
OPPORTUNITIES	WAREHOUSE	LLC WAREHOUSE

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

SILVERSTEIN WAREHOUSE	SINGERMAN (RIDGMAR	SL GREEN - JPM REPO
MEZZ LOAN)
SL GREEN LOAN SERVICES	SL GREEN REALTY	SL GREEN WAREHOUSE
WH	CORP/GRAMERCY
SLG 2021-OVA	SLG Opportunistic Debt Fund	SMC 2017-TIME
	LP	COMPANION
SOCIETE GENERALE	SOUND MARK HORIZONS	SOUND POINT CRE
WAREHOUSE	FUND LP WAREHOUSE	FINANCE - AFLACINC
SOUND POINT CRE FINANCE	SOUND POINT CRE	SOUND POINT CRE
- AFLACNXTJP	FINANCE - AFLACNXTUS	FINANCE - SPTAFLAC
SOUND POINT CRE FINANCE	SOVEREIGN BANK NA	SP OFFICE FUNDING LP
-AFLACCREUS		(STARWOOD)
SPGN 2022-TFLM	SPREF WH II WF REPO	SPREF WH III (SILVERPEAK)
COLUMN REPO
SPREF WH IV LLC	SRE FW MEZZ WAREHOUSE	SREDS SK Mortgage Funding
(ARGENTIC)	(RIDGMAR MEZZ)	Sub-
SREDS SK MORTGAGE	SREDS SK Real Estate Capital,	SREIT 2021-FLWR
FUNDING SUB-
SREIT 2021-IND	SREIT 2021-MFP	SREIT 2021-PALM
SRPT 2014-STAR	STARWOOD (JP MORGAN	STARWOOD 14 AND 14A/ JP
	REPO)	REPO
STARWOOD CAP REPO	STARWOOD CITI REPO SUB	STARWOOD METLIFE REPO
6
STARWOOD MORT	STARWOOD MORT SUB 18	STARWOOD MORTGAGE
FUNDING-MORGAN	AND SUB 1	CAPITAL WAREHOUSE
STANLEY REP
STARWOOD MORTGAGE	STARWOOD MORTGAGE VII	STARWOOD PROPERTY
FUNDING V LL	(BMO)	MORTGAGE LLC
WAREHOUSE

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

Starwood Property Mortgage Sub	Starwood Property Mortgage	STARWOOD PROPERTY
	Sub-19, LLC and Starwood	MORTGAGE SUB-2, L.L.C.
Property Mortgage Sub-19-A
LLC
Starwood Property Mortgage	STARWOOD SUB 14 REPO	STARWOOD SUB 22 -22A
Sub-21, LLC and Starwood		(BARCLAY
Property Mortgage Sub-21-A
LLC
STARWOOD SUB 23 -23A	STARWOOD SUB 24 -24A	STARWOOD SUB 25 -25A
(GOLDMAN)	(BMO Harr	(SOCGEN
STARWOOD SUB 30 & 30A	Starwood Sub 34 & 34A	STARWOOD16 REPO
(NATIXIS
STRATEGIC ASSET SERVICES	STRATEGIC ASSET	STRATEGIC LAND JOINT
LLC W	SERVICES MEZZ	VENTURE 2
STWD 2019-FL1	STWD 2019-FL1	STWD 2021-FL2
COMPANION
STWD 2021-FL2 COMPANION	STWD 2021-HTS	STWD 2021-LIH
STWD 2022-FL3	STWD 2022-FL3	SUMITOMO WAREHOUSE
COMPANION
TACONIC CAPITAL	TACONIC/AXONIC 4000	TALL PINES WAREHOUSE
ADVISORS L. P	WAREHOUSE
TCO 2022-DPM	TCO 2024-DPM	TD BANK
TEACHERS INSURANCE &	TIMES SQUARE HOTEL	TMSQ 2014-1500
ANNUITY ASSOCIATION	TRUST
TOCU II LLC (PIMCO	TOCU II, LLC (PIMCO	TOLIS CINCI WAREHOUSE
ENTITY)	SLAM)
TRE SPCM SERIES II	TRIANGLE (NORTHSIDE-	TRIANGLE (NORTHSIDE-
PORTFOLIO	ROSSER DEB	ROSSER DEBT HOLDING)
TRIANGLE TCG POINTE	TRIANGLE WAREHOUSE	TRT LENDING SUBSIDIARY
WAREHOUSE		II LLC WAREHOUSE

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

TRTX 2018-FL1 COMPANION	TSQ 2018-20TS COMPANION	TUEBOR TRS IV LLC
TUEBOR WAREHOUSE	TX Trust 2024-HOU	UBS 2012-C1
(LADDER)
UBS 2017-C1	UBS 2017-C1 COMPANION	UBS 2017-C4
UBS 2017-C4 COMPANION	UBS 2017-C6	UBS 2017-C6 COMPANION
UBS 2017-C7	UBS 2017-C7 COMPANION	UBS 2018-C10
UBS 2018-C10 COMPANION	UBS 2019-C17	UBS 2019-C17 COMPANION
UBS 2019-C18	UBS 2019-C18 COMPANION	UBS AG WAREHOUSE
UBS-BARCLAYS 2012-C2	UBS-BARCLAYS 2012-C4	UBS-CITIGROUP 2011-C1
UBSCM 2018-NYCH	UCB07-1	US 2018-USDC
US BANK NA	VERTICAL CRE CDO	Vestas Qualified Investors
Private RE Fund Invest Trust
No. 35
VLS 2020-LAB	VNO 2012-6AVE	VORNADO REALTY L.P.
WAREHOUSE
WABR16BOCA	WACHOVIA 2004 C11	WACHOVIA 2004 C15
WACHOVIA 2004-C12	WACHOVIA 2005 C17	WACHOVIA 2005-C20
WACHOVIA 2005-C21	WACHOVIA 2006-C23	WACHOVIA 2006-C24

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

WACHOVIA 2006-C27	WACHOVIA 2006-C28	WACHOVIA 2006-C29
WACHOVIA 2006-C29	WACHOVIA 2007-C30	WACHOVIA 2007-C30
COMPANION		COMPANION
WACHOVIA 2007-C31	WACHOVIA 2007-C32	WACHOVIA 2007-C33
WACHOVIA 2007-C33	WACHOVIA 2007-C34	WACHOVIA 2007-WHALE 8
COMPANION		NON TRUST
WACHOVIA RED - TAX	WACHOVIA STRUCTURED	WALNUT141 WAREHOUSE
CREDIT	FINANCE
WASHINGTON SUB, LLC	WB 2024-HQ	WBHT 2019-WBM
WEST TOWN MALL TRUST	WEST TOWN MALL TRUST	WESTIN ST FRANCIS MEZZ
2017-KNOX	2017-KNOX COMPANION	(MORGAN STANLEY)
WF LCC V LLC WAREHOUSE	WFB - BRIDGE LOANS	WFB - EVERBANK
TRANSFER
WFB - PORTFOLIO	WFCF UCC/INSURANCE	WFCF-Cap Fin Corp Canada
SERVICING
WFCF-Cap Fin LLC	WFCF-TradeCap Serv Inc	WFCF-UK London Branch
WFCM 2012-LC5	WFCM 2013-BTC	WFCM 2013-LC12
WFCM 2014-LC16	WFCM 2014-LC18	WFCM 2015-C26
WFCM 2015-C27	WFCM 2015-C28	WFCM 2015-C28
COMPANION
WFCM 2015-C29	WFCM 2015-C30	WFCM 2015-C31

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

WFCM 2015-C31 Companion	WFCM 2015-LC20	WFCM 2015-LC20
COMPANION
WFCM 2015-LC22	WFCM 2015-NXS1	WFCM 2015-NXS1
COMPANION
WFCM 2015-NXS2	WFCM 2015-NXS2	WFCM 2015-NXS3
COMPANION
WFCM 2015-NXS3	WFCM 2015-NXS4	WFCM 2015-P2
COMPANION
WFCM 2015-SG1	WFCM 2016-BNK1	WFCM 2016-BNK1
COMPANION
WFCM 2016-C32	WFCM 2016-C33	WFCM 2016-C34
WFCM 2016-C34 COMPANION	WFCM 2016-C35	WFCM 2016-C35
COMPANION
WFCM 2016-C36	WFCM 2016-C36	WFCM 2016-C37
COMPANION
WFCM 2016-C37 COMPANION	WFCM 2016-LC24	WFCM 2016-LC25
WFCM 2016-LC25	WFCM 2016-NXS5	WFCM 2016-NXS6
COMPANION
WFCM 2016-NXS6	WFCM 2017-C38	WFCM 2017-C38W
COMPANION
WFCM 2017-C39	WFCM 2017-C39	WFCM 2017-C40
COMPANION
WFCM 2017-C40 COMPANION	WFCM 2017-C41	WFCM 2017-C41
COMPANION
WFCM 2017-C42	WFCM 2017-C42	WFCM 2017-HSDB
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

WFCM 2017-RB1	WFCM 2017-RB1	WFCM 2017-RC1
COMPANION
WFCM 2017-RC1	WFCM 2017-SMP	WFCM 2018-1745
COMPANION
WFCM 2018-AUS	WFCM 2018-C43	WFCM 2018-C43
COMPANION
WFCM 2018-C44	WFCM 2018-C44	WFCM 2018-C45
COMPANION
WFCM 2018-C45 COMPANION	WFCM 2018-C46	WFCM 2018-C46
COMPANION
WFCM 2018-C47	WFCM 2018-C47	WFCM 2018-C48
COMPANION
WFCM 2018-C48 COMPANION	WFCM 2019-C49	WFCM 2019-C49
COMPANION
WFCM 2019-C50	WFCM 2019-C50	WFCM 2019-C51
COMPANION
WFCM 2019-C51 COMPANION	WFCM 2019-C52	WFCM 2019-C52
COMPANION
WFCM 2019-C53	WFCM 2019-C53	WFCM 2019-C54
COMPANION
WFCM 2019-C54 COMPANION	WFCM 2019-JWDR	WFCM 2020-C55
WFCM 2020-C55 COMPANION	WFCM 2020-C56	WFCM 2020-C56
COMPANION
WFCM 2020-C57	WFCM 2020-C57	WFCM 2020-C58
COMPANION
WFCM 2020-C58 COMPANION	WFCM 2021-C59	WFCM 2021-C59
COMPANION

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

WFCM 2021-C60	WFCM 2021-C60	WFCM 2021-C61
COMPANION
WFCM 2021-C61 COMPANION	WFCM 2021-FCMT	WFCM 2021-SAVE
WFCM 2022-C62	WFCM 2022-C62	WFCM 2022-JS2
COMPANION
WFCM 2022-JS2 COMPANION	WFCM 2022-ONL	WFCM 2024-1CHI
WFCM 2024-5C1	WFCM 2024-5C1	WFCM 2024-5C2
COMPANION
WFCM 2024-5C2 COMPANION	WFCM 2024-BPRC	WFCM 2024-BPRC
COMPANION
WFCM 2024-C63	WFCM 2024-C63	WFCM 2024-GRP
COMPANION
WFCM 2024-MGP (Fund XI)	WFCM 2024-MGP (Fund XII)	WFCM 2024-SVEN
WFCM WAREHOUSE	WFCM10C1	WFEF SHADOW LOANS #2
(PARTICIPATION)_BASIS
WFLD 2014-MONT	WFRBS 2011-C3	WFRBS 2011-C5
WFRBS 2012-C10	WFRBS 2012-C6	WFRBS 2012-C7
WFRBS 2012-C8	WFRBS 2012-C9	WFRBS 2013-C11
WFRBS 2013-C12	WFRBS 2013-C13	WFRBS 2013-C14
WFRBS 2013-C15	WFRBS 2013-C16	WFRBS 2013-C17

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX A

WFRBS 2013-C18	WFRBS 2013-UBS1	WFRBS 2014-C19
WFRBS 2014-C20	WFRBS 2014-C21	WFRBS 2014-C22
WFRBS 2014-C23	WFRBS 2014-C24	WFRBS 2014-C25
WFRBS 2014-LC14	WFRBS11C2	WFRBS11C2
(PARTICIPATION)_WEST
RIVER
WFRBS11C4	WFRBS11C4	WMRK 2022-WMRK
(COMPANION)_LIBERTYLIFE

WPT 2017-WWP	WPT 2017-WWP	YIELD STREET
	COMPANION	STANDALONE WAREHOUS
YIELDSTREET WAREHOUSE	ARKANSAS DEVELOP.	FANNIE MAE BOND CE
FINANCE AUTH
FANNIE MAE DUS CASH	FANNIE MAE DUS/MBS	Federal Home Loan Mortgage
30/360
Federal Home Loan Mortgage	Federal Home Loan Mortgage	Federal Home Loan Mortgage
FNMA-CASH 30/360	FNMA-CASH ACTUAL/360	FNMA-MBS 30/360
FNMA-MBS 5-50	FNMA-MBS ACTUAL/360	FREDDIE MAC - ARC70
TEBS II
FREDDIE MAC BOND CE	FREDDIE MAC BOND CE	G.N.M.A.
(DIRECT P)
New York City Housing &	NYC HOUSING	PRIVATE PLACEMENT
Develo	DEVELOPMENT CORP	TEBCE
U.S. BANK TRUST NATIONAL	US Bank FBO Baird Strategic
ASSN.

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE POOLS,
MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES

(THE PLATFORM)

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Rule 13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i)(A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X
1122(d)(3)(i)(B)	(A) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(B) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(C) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool				X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company assets serviced by the Servicer.
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.				X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company obligor’s unpaid principal balance.
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company applicable pool asset documents and state laws;
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X	X	X(2)
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late	X	X

Docusign Envelope ID: D517AD87-7475-4CC2-9ACB-088CE0A4150B

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company payment was due to the obligor’s error or omission.
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2024 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendor, CoreLogic Solutions, LLC, provided a separate Reg AB 1122 (d) attestation for their tax payment activities as they relate to criteria 1122(d)(4)(xi).